SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      Commission File Number:
                   January 31, 1997                           000-22085



                           ORION NETWORK SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



                 Delaware                            52-2008654
       (State or other jurisdiction                 (IRS Employer
             of incorporation)                 Identification Number)



                             2440 Research Boulevard
                                    Suite 400
                           Rockville , Maryland 20850
              (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (301) 258-8101


          (Former name or former address, if changed since last report)

                                 Not applicable

                           ORION NETWORK SYSTEMS, INC.

Item 2.           Acquisition or Disposition of Assets

                  On January 31, 1997, Orion Network Systems, Inc., formerly known as Orion Newco Services, Inc. (the "Company"), consummated a series of transactions that are described below.

Acquisition of Orion Atlantic Limited Partnership Interests

                  On January 31, 1997, the Company acquired all of the limited partnership interests which it did not already own in the Company's operating subsidiary, International Private Satellite Partners, L.P. ("Orion Atlantic"), that owns the Orion 1 satellite. Specifically, the Company acquired the Orion Atlantic limited partnership interests and other rights relating thereto held by British Aerospace Communications, Inc., COM DEV Satellite Communications Limited, Kingston Communications International Limited, Lockheed Martin Commercial Launch Services, Inc., MCN Sat US, Inc., an affiliate of Matra Hachette, and Trans-Atlantic Satellite, Inc., an affiliate of Nissho Iwai Corp. (collectively, the "Exchanging Partners").

                  Pursuant to a Section 351 Exchange Agreement and Plan of Conversion (the "Exchange Agreement"), the Exchanging Partners exchanged (the "Exchange") their Orion Atlantic limited partnership interests for 123,172 shares of a newly created class of the Company's Series C 6% Cumulative Convertible Redeemable Preferred Stock (the "Series C Preferred Stock"). In addition, the Company acquired certain rights held by certain of the Exchanging Partners, including certain of the Exchanging Partners' rights to receive repayment of various advances (aggregating approximately $37.5 million at September 30, 1996). The 123,172 shares of Series C Preferred Stock issued in the Exchange are convertible (as of January 31, 1997) into approximately 7 million shares of the Company's Common Stock. As a result of the Exchange, certain of the Exchanging Partners became principal stockholders of the Company. The Exchange is described in greater detail under the caption "The Merger, the Exchange and the Debenture Investments" in the Company's Definitive Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 15, 1997, which is incorporated herein by reference.

                  The Exchange and the acquisition by the Company of the only outstanding minority interest in the Company's subsidiary Orion Asia Pacific Corporation from British Aerospace Satellite Investments, Inc. on January 8, 1997 (in exchange from approximately 86,000 shares of the Company's Common Stock) results in the Company owning 100% of Orion Atlantic and its other significant subsidiaries and, therefore, a greatly simplified corporate structure.

The Merger

                  The Exchange was conducted on a tax-free basis by means of a Merger (defined below) that was consummated on January 31, 1997. Pursuant to the Exchange Agreement, Orion Oldco Services, Inc., formerly known as Orion Network Systems, Inc. ("Old Orion"), formed the Company as a new Delaware corporation with a certificate of incorporation, bylaws and capital structure substantially identical in all material respects with those of Old Orion. Also pursuant to the Exchange Agreement, the Company formed a wholly owned subsidiary, Orion Merger Company, Inc. ("Orion Merger Subsidiary"). Pursuant to an Agreement and Plan of Merger, Orion Merger Subsidiary was merged with and into Old Orion, and Old Orion became a wholly owned subsidiary of the Company (the "Merger"). On January 31, 1997, the effective time of the Merger, all of the stockholders of Old Orion received stock in the Company with substantially identical rights to the Old Orion stock they held prior to the effective time of the Merger. Following the Merger, the Company changed its name from Orion Newco Services, Inc. to Orion Network Systems, Inc. and the Company's wholly owned subsidiary Orion Network Systems, Inc. changed its name to Orion Oldco Services, Inc. The Merger is described in greater detail under the caption "The Merger, the Exchange and the Debenture Investments" in the Company's Definitive Proxy Statement/Prospectus filed with the Securities and Exchange Commission on January 15, 1997, which is incorporated herein by reference.

                  The Company is the successor issuer to Old Orion and filed a Registration Statement on Form 8-B with the Securities and Exchange Commission on January 31, 1997, to register all the issued and outstanding shares of Common Stock and preferred stock of the Company. The Company is considered the successor to Old Orion for purposes of the Nasdaq National Market and the Company's Common Stock is quoted on the Nasdaq National Market under the trading symbol "ONSI."

Financings

                  On January 31, 1997, the Company completed a $710 million bond offering (the "Offering") comprised of approximately $445 million of Senior Note Units, each of which consists of one 11.25% Senior Note due 2007 (a "Senior Note") and one Warrant to purchase 0.8463 shares of common stock, par value $.01 per share ("Common Stock") of the Company (a "Senior Note Warrant"), and approximately $265.4 million of Senior Discount Note Units, each of which consists of one 12.5% Senior Discount Note due 2007 (a "Senior Discount Note," and together with the Senior Notes, the "Notes") and one Warrant to purchase
0.6628 shares of Common Stock of the Company (a "Senior Discount Note Warrant," and together with the Senior Note Warrants, the "Warrants"). Interest on the Senior Notes will be payable semi-annually in cash on January 15 and July 15 of each year, commencing July 15, 1997. The Senior Discount Notes will not accrue cash interest prior to January 15, 2002. Thereafter, cash interest will accrue until maturity at an annual rate of 12.5% payable semi-annually on January 15 and July 15 of each year, commencing July 15, 2002. The exercise price for the Warrants will be $.01 per share of Common Stock of the Company. The shares of Common Stock of the Company initially issuable upon exercise of the Warrants represent approximately 2.62% of the outstanding Common Stock of the Company on a fully diluted basis as of January 31, 1997. The Offering was underwritten by Morgan Stanley & Co. Incorporated and Merrill Lynch & Co.

                  The net proceeds of the Offering to the Company are estimated to be approximately $684 million. Other than $133.9 million to be placed in a pledged account to pre-fund the first six interest payments on the Senior Notes, the net proceeds from the Offering will be used by the Company to: (i) repay the credit facility it entered into in connection with the construction of the Orion 1 satellite, and (ii) build and launch two additional satellites, Orion 2 and Orion 3. The Company estimates that when Orion 2 (with coverage of Europe, Russia, the eastern United States, Latin America, North Africa and the Middle
East) and Orion 3 (with coverage of the Asia Pacific region) are deployed, the satellite footprints in the aggregate, including the Orion 1 footprint, will cover an area inhabited by over 85% of the world's population.

                  On January 31, 1997, the Company also completed the sale of $60 million of its convertible junior subordinated debentures (the "Debentures") to two investors, British Aerospace Holdings, Inc. ("British Aerospace") and Matra Marconi Space UK Limited ("Matra Marconi Space"). British Aerospace purchased $50 million of the Debentures and Matra Marconi Space purchased $10 million of the Debentures (collectively, the "Debenture Investments," and together with the Offering, the "Financings"). The Debentures will mature in 2012, and will bear interest at a rate of 8.75% per annum to be paid semi-annually in arrears solely in Common Stock of the Company. The Debentures are subordinated to all other indebtedness of the Company, including the Notes.

                  The   Financings  are  described  in  greater  detail  in  the
Company's Registration Statement on Form 424(b) (Registration No. 333-19167), which is incorporated herein by reference.

Item 7.           Pro Forma Financial Information and Exhibits

                  (a) Pro Forma Financial Information

                  The pro  forma  financial  information  required  pursuant  to
Article 11 of Regulation S-X is incorporated herein by reference to the material contained under the caption "Pro Forma Condensed Consolidated Financial
Statements" in Orion Network System, Inc.'s Registration Statement on Form 424(b) (Registration No. 333-19167).

                  (b) Exhibits.

10.1              Exchange  Agreement,  dated June  1996,  among  Orion  Network
                  Systems, Inc., International Satellite Partners, L.P., OrionSat Corporation, British Aerospace Communications, Inc., COM DEV Satellite Communications Limited, Kingston Communications International Limited, Lockheed martin Commercial Launch Services, Inc., MCN Sat US, Inc. and Trans-Atlantic Satellite, Inc. (Incorporated by reference to
                  Exhibit 10 in Current Report on Form 8-K dated December 20, 1996, of Orion Network Systems, Inc.).

10.2 First Amendment to Exchange Agreement, dated December 1996, among Orion Network Systems, Inc., International Satellite Partners, L.P., OrionSat Corporation, British Aerospace Communications, Inc., COM DEV Satellite Communications Limited, Kingston Communications International Limited, Lockheed martin Commercial Launch Services, Inc., MCN Sat US, Inc. and Trans-Atlantic Satellite, Inc. (Incorporated by reference to Exhibit 10.45 in Registration Statement No. 333-19795 on Form S-4 of Orion Newco Services, Inc.).

10.3 Agreement and Plan of Merger, dated January 8, 1997, by and among Orion Network Systems, Inc., Orion Newco Services, Inc. and Orion Merger Company, Inc. (Incorporated by reference to
                  Exhibit 2.1 in Registration Statement No. 333-19795 on Form S-4 of Orion Newco Services, Inc.).

10.4 Debenture Purchase Agreement, dated January 13, 1997, and as amended as of January 31, 1997, with British Aerospace Holdings, Inc. and Matra Marconi Space UK Limited.

99 Press Release, dated February 3, 1996, regarding the Exchange, the Merger and the Financings.


                                  EXHIBIT INDEX

Exhibit                     Description                                              Page

    10.1          Exchange Agreement dated June 1996
    10.2          First Amendment to Exchange Agreement dated December 1996
    10.3          Agreement and Plan of Merger dated January 8, 1997
    10.4          Debenture  Purchase Agreement dated January 13, 1997, and as amended January 31, 1997.
    99            Press Release dated February 3, 1997


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  ORION NETWORK SYSTEMS, INC.


Date:  February 12, 1997           By:/s/  David J. Frear
                                      -------------------
                                       David J. Frear
                                       Vice President, Chief Financial Officer